UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017 (June 28, 2017)

MIRAGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-5952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 28, 2017, Miragen Therapeutics, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), for the following purposes:

•	to elect seven nominees for director, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier death, resignation or removal; and

•	to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017.

Of the 21,401,828 shares outstanding as of the record date, 15,690,519 shares, or 73.3%, were present or represented by proxy at the 2017 Annual Meeting. At the 2017 Annual Meeting, each of William S. Marshall, Ph.D., Bruce L. Booth, Ph.D., John W. Creecy, Thomas E. Hughes, Ph.D., Kevin Koch, Ph.D., Kyle A. Lefkoff and Joseph L. Turner was re-elected as a director of the Company. The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017. The final voting results on each of the matters submitted to a vote of stockholders at the 2017 Annual Meeting were as follows:

		For	Withheld	Broker Non-Votes
1.	Election of Directors
	William S. Marshall, Ph.D.	15,246,006	5,108	439,405
	Bruce L. Booth, Ph.D.	15,222,980	28,134	439,405
	John W. Creecy	15,222,980	28,134	439,405
	Thomas E. Hughes, Ph.D.	15,222,980	28,134	439,405
	Kevin Koch, Ph.D.	15,222,980	28,134	439,405
	Kyle A. Lefkoff	15,222,980	28,134	439,405
	Joseph L. Turner	15,222,980	28,134	439,405

		For	Against	Abstentions	Broker Non-Votes
2.	Ratification of KPMG LLP as independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017	15,682,001	8,432	86	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.
Dated: June 30, 2017
	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer, Treasurer and Secretary